UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of report (Date of earliest event reported)     October 28, 2004
                                                      --------------------------

                      Lexington Corporate Properties Trust
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Maryland
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                 (State or Other Jurisdiction of Incorporation)

            1-12386                                       13-3717318
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   (Commission File Number)                    (IRS Employer Identification No.)

           One Penn Plaza, Suite 4015
              New York, New York                                  10119-4015
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   (Address of Principal Executive Offices)                       (Zip Code)

                                 (212) 692-7200
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Conditions.

The information (including exhibit 99.1) being furnished pursuant to this "Item
2.02 Results of Operations and Financial Condition" shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the "Act"), or the Exchange Act, regardless of any general incorporation language in such filing.

On October 28, 2004, Lexington Corporate Properties Trust (the "Trust") issued a press release announcing its financial results for the quarter ended September 30, 2004 (the "Press Release"). A copy of the Press Release is furnished as
Exhibit 99.1 to this report on Form 8-K.


Item 7.01   Regulation FD Disclosure.

The information (including exhibit 99.2) being furnished pursuant to this "Item
7.01 Regulation FD Disclosure" shall not be deemed to be "filed" for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Act, or the Exchange Act, regardless of any general incorporation language in such filing. This information will not be deemed an admission as the materiality of such information that is required to be disclosed by Regulation FD.

On October 28, 2004, the Trust made available supplemental information concerning its operations and portfolio as of September 30, 2004. A copy of this supplemental information is furnished as Exhibit 99.2 to this report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

            (a) Not applicable

            (b) Not applicable

            (c) Exhibits

                  99.1   Press Release dated October 28, 2004.

                  99.2 Supplemental Reporting Package for the nine months ended September 30, 2004.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Lexington Corporate Properties Trust


Date: November 2, 2004                     By:  /s/ Patrick Carroll
                                                ------------------------
                                               Patrick Carroll
                                               Chief Financial Officer